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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of
               The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
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                        December 20, 2001

                   First Leesport Bancorp, Inc.
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      (Exact name of registrant as specified in its charter)

  Pennsylvania               000-14555               23-354007
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(State or other             (Commission            (IRS Employer
jurisdiction of)            File Number)            Ident. No.)
 incorporation

1240 Broadcasting Road, Wyomissing, Pennsylvania         19610
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    (Address of principal executive offices)          (Zip Code)

                          (610) 926-2161
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        Registrant's telephone number, including area code

133 North Centre Avenue, Leesport. Pennsylvania          19533
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  (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

         The Company's press release, dated December 20, 2001, is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7. Financial Statements and Exhibits

       (c)  Exhibits

            The following exhibits are filed herewith:

            99.1  Press Release, dated December 20, 2001, of
                  First Leesport Bancorp, Inc.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIRST LEESPORT BANCORP, INC.

Dated:  December 21, 2001          /s/ Steven A. Murray
                                   Stephen A. Murray,
                                   Senior Vice President and
                                   Chief Financial Officer



                          EXHIBIT INDEX

Exhibit
 Number   Description

  99.1    Press Release, dated December 20, 2001, of First
          Leesport Bancorp, Inc.